EXECUTION VERSION

TWENTY-NINTH SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE (this “Senior Secured Notes Supplemental Indenture”) dated as of October 31, 2017 among REYNOLDS GROUP ISSUER LLC, a Delaware limited liability company (the “US Issuer I”), REYNOLDS GROUP ISSUER INC., a Delaware corporation (the “US Issuer II”), REYNOLDS GROUP ISSUER (NEW ZEALAND) LIMITED, a New Zealand limited liability company (together with the US Issuer I and the US Issuer II, the “Issuers”), BEVERAGE PACKAGING HOLDINGS I LIMITED, a New Zealand limited liability company, THE BANK OF NEW YORK MELLON, as trustee (the “Trustee”), principal paying agent, transfer agent, registrar and collateral agent (the “Original Collateral Agent”) and WILMINGTON TRUST (LONDON) LIMITED, as additional collateral agent (the “Additional Collateral Agent”), to the indenture dated as of February 1, 2011, as amended or supplemented (the “Senior Secured Notes Indenture”), in respect of the issuance of an original aggregate principal amount of $1,000,000,000 of 6.875% Senior Secured Notes due 2021 (the “Senior Secured Notes”).
W I T N E S S E T H :
WHEREAS, in connection with certain internal reorganizations, (a) Reynolds Group Issuer (Luxembourg) S.A., a Luxembourg société anonyme (a public limited liability company) (“Reynolds Issuer Lux”), has been redomiciled in New Zealand, and will continue in existence, as Reynolds Group Issuer (New Zealand) Limited, a New Zealand limited liability company (“Reynolds Issuer NZ”) and (b) Beverage Packaging Holdings (Luxembourg) I S.A., a Luxembourg société anonyme (a public limited liability company) (“BP I Lux”), has been redomiciled in New Zealand, and will continue in existence, as Beverage Packaging Holdings I Limited, a New Zealand limited liability company (“BP I NZ”);
WHEREAS Section 5.01(a) of the Senior Secured Notes Indenture sets forth certain conditions to, among other things, the conversion of Reynolds Issuer Lux or BP I Lux into any Person; and
WHEREAS pursuant to Section 9.01(a)(iii) of the Senior Secured Notes Indenture, the Trustee, the Original Collateral Agent, the Additional Collateral Agent, BP I NZ and the Issuers are authorized to execute and deliver this Senior Secured Notes Supplemental Indenture in order to comply with Article V of the Senior Secured Notes Indenture.
Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Senior Secured Notes Indenture.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
i.Assumption of Obligations. In accordance with, and to the extent required by, Section 5.01(a)(ii) of the Senior Secured Notes Indenture, (a) Reynolds Issuer NZ hereby expressly assumes all of the obligations of Reynolds Issuer Lux under the Senior Secured Notes Indenture, the First Lien Intercreditor Agreement and the applicable Security Documents and (b) BP I NZ hereby expressly assumes all of the obligations of BP I Lux under the Senior Secured Notes Indenture, the Senior Secured Note Guarantee, the First Lien Intercreditor Agreement and the applicable Security Documents.
ii.Confirmation of Obligations. (a) In accordance with Section 5.01(a)(v), each of the Issuers (other than Reynolds Issuer NZ) and each Senior Secured Note Guarantor hereby confirms that its obligations under the Senior Secured Notes Indenture, the Senior Secured Notes, the Senior Secured Note Guarantees, the First Lien Intercreditor Agreement and the Security Documents, as applicable, shall apply to the obligations of Reynolds Issuer NZ under the Senior Secured Notes Indenture, the Senior Secured Notes, the First Lien Intercreditor Agreement and the Security Documents. The foregoing confirmation of obligations by each of the Issuers (other than Reynolds Issuer NZ) and each Senior Secured Note Guarantor shall be deemed to have occurred immediately prior to the redomiciliation of Reynolds Issuer NZ.
(b) In accordance with Section 5.01(a)(v), each of the Issuers and each Senior Secured Note Guarantor (other than BP I NZ) hereby confirms that its obligations under the Senior Secured Notes Indenture, the Senior Secured Notes, the Senior Secured Note Guarantees, the First Lien Intercreditor Agreement and the Security Documents, as applicable, shall apply to the obligations of BP I NZ under the Senior Secured Notes Indenture, the Senior Secured Notes, the Senior Secured Note Guarantees, the First Lien Intercreditor Agreement and the Security Documents. The foregoing confirmation of obligations by each of the Issuers and each Senior Secured Note Guarantor (other than BP I NZ) shall be deemed to have occurred immediately prior to the redomiciliation of BP I NZ.
iii.Succession. In accordance with, and to the extent required by, Section 5.01(a) of the Senior Secured Notes Indenture, upon the effectiveness of this Senior Secured Notes Supplemental Indenture, (a) Reynolds Issuer NZ will succeed to, and be substituted for, Reynolds Issuer Lux under the Senior Secured Notes Indenture, the First Lien Intercreditor Agreement and the applicable Security Documents and (b) BP I NZ will succeed to, and be substituted for, BP I Lux under the applicable Senior Secured Note Guarantee, the Senior Secured Notes Indenture, the First Lien Intercreditor Agreement and the applicable Security Documents. All references in the Senior Secured Notes Indenture, the Senior Secured Notes, the First Lien Intercreditor Agreement and the applicable Security Documents to the Luxembourg Issuer shall be deemed to be references to Reynolds Issuer NZ, and all references therein to BP I shall be deemed to be references to BP I NZ.
iv.Ratification of Senior Secured Notes Indenture; Senior Secured Notes Supplemental Indenture Part of Senior Secured Notes Indenture. Except as expressly amended hereby, the Senior Secured Notes Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Senior Secured Notes Supplemental Indenture shall form a part of the Senior Secured Notes Indenture for all purposes, and every holder of a Senior Secured Note heretofore or hereafter authenticated and delivered shall be bound hereby.
v.Governing Law. THIS SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
vi.Trustee, Original Collateral Agent and Additional Collateral Agent Make No Representation. The Trustee, Original Collateral Agent and Additional Collateral Agent make no representation as to the validity or sufficiency of this Senior Secured Notes Supplemental Indenture.
vii.Indemnity. (a) The Issuers and BP I NZ, subject to Section 10.08 of the Senior Secured Notes Indenture, jointly and severally, shall indemnify the Trustee and each Agent (which in each case, for purposes of this Section, shall include its officers, directors, employees, agents and counsel) against any and all loss, liability, claim, taxes, costs, damage or expense (including properly incurred attorneys’ fees and expenses) incurred by or in connection with the entry into this Senior Secured Notes Supplemental Indenture and the performance of its duties hereunder, including the costs and expenses of enforcing this Senior Secured Notes Supplemental Indenture against the Issuers or BP I NZ (including this Section) and defending itself against or investigating any claim (whether asserted by the Issuers, BP I NZ, any Holder or any other Person). The obligation to pay such amounts shall survive the payment in full or defeasance of the Senior Secured Notes or the removal or resignation of the Trustee or the applicable Agent. The Trustee or the applicable Agent shall notify the Issuers of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; provided, however, that any failure to so notify the Issuers shall not relieve any of the Issuers or BP I NZ executing this Senior Secured Notes Supplemental Indenture of its indemnity obligations hereunder. The Issuers shall defend the claim and the indemnified party shall provide reasonable cooperation at the Issuers’ expense in the defense. Such indemnified parties may have separate counsel and the Issuers and BP I NZ, as applicable, shall pay the fees and expenses of such counsel. The Issuers need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party solely through such party’s own willful misconduct, negligence or bad faith.
(b) To secure the payment obligations of the Issuers and BP I NZ in this Section, the Trustee shall have a Lien prior to the Senior Secured Notes on all money or property held or collected by the Trustee other than money or property held to pay principal of and interest on the Senior Secured Notes.
viii.Duplicate Originals. The parties may sign any number of copies of this Senior Secured Notes Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
ix.Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.
x.No Adverse Interpretation of Other Agreements. This Senior Secured Notes Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuers, BP I NZ, RGHL or any of their Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Senior Secured Notes Supplemental Indenture.
xi.No Recourse Against Others. No director, officer, employee, manager, incorporator or holder of any Equity Interests in BP I NZ or any Issuer or any direct or indirect parent corporation will have any liability for any obligations of the Issuers or Senior Secured Note Guarantors under the Senior Secured Notes, this Senior Secured Notes Supplemental Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Senior Secured Notes by accepting a Senior Secured Note waives and releases all such liability. The waiver may not be effective to waive liabilities under the federal securities laws.
xii.Successors and Assigns. All covenants and agreements of the Issuers and BP I NZ in this Senior Secured Notes Supplemental Indenture and the Senior Secured Notes shall bind their respective successors and assigns. All agreements of the Trustee and each Collateral Agent in this Senior Secured Notes Supplemental Indenture shall bind its successors and assigns.
xiii.Severability. In case any one or more of the provisions contained in this Senior Secured Notes Supplemental Indenture or the Senior Secured Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Senior Secured Notes Supplemental Indenture or the Senior Secured Notes.
xiv.Notices. Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:
If to any of the Issuers:

1900 West Field Court
Lake Forest, IL 60045
Attention of Joseph E. Doyle
Group Legal Counsel
Fax: 847-482-4589
JDoyle@pactiv.com

If to the Trustee, Original Collateral Agent, Principal Paying Agent, Transfer Agent or Registrar:

The Bank of New York Mellon
101 Barclay Street 7-E
New York, NY 10286
Attn: International Corporate Trust
Fax: (212) 815-5366
lesley.daley@bnymellon.com

If to the Additional Collateral Agent:

Wilmington Trust (London) Limited
Third Floor
1 King’s Arms Yard
London EC2R 7AF
Facsimile: +44 (0) 20 7397 3601
Attention: Chris Hurford

xv.Amendments and Modification. This Senior Secured Notes Supplemental Indenture may be amended, modified, or supplemented only as permitted by the Senior Secured Notes Indenture and by written agreement of each of the parties hereto.
(1)

IN WITNESS WHEREOF, the parties hereto have caused this supplemental indenture to be duly executed as of the date first above written.

REYNOLDS GROUP ISSUER LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS GROUP ISSUER INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS GROUP ISSUER (NEW ZEALAND) LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS I LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

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Canada

EVERGREEN PACKAGING CANADA LIMITED
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

PACTIV CANADA INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

REYNOLDS CONSUMER PRODUCTS CANADA INC.
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Assistant Secretary

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New Zealand

BEVERAGE PACKAGING HOLDINGS III LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS V LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

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New Zealand

CLOSURE SYSTEMS INTERNATIONAL LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

EVERGREEN PACKAGING INTERNATIONAL LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

REYNOLDS PACKAGING INTERNATIONAL LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

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New Zealand

BEVERAGE PACKAGING (NEW ZEALAND) LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

and witnessed by

Name:
Address:
Occupation:

REYNOLDS GROUP HOLDINGS LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

and witnessed by

Name:
Address:
Occupation:

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United States

BAKER’S CHOICE PRODUCTS, INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

BCP/GRAHAM HOLDINGS L.L.C.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

BLUE RIDGE HOLDING CORP.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

BRPP, LLC. BY: BLUE RIDGE PAPER PRODUCTS INC., AS MANAGER OF BRPP, LLC
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

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BLUE RIDGE PAPER PRODUCTS INC.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

United States

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS LLC
By:
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL PACKAGING MACHINERY INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Vice President and Secretary

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CLOSURE SYSTEMS MEXICO HOLDINGS LLC
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

United States

CSI MEXICO LLC
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CSI SALES & TECHNICAL SERVICES INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

EVERGREEN PACKAGING INC.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

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GEC PACKAGING TECHNOLOGIES LLC
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Secretary

GPC HOLDINGS LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

United States

GPC OPCO GP LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GPC SUB GP LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

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GRAHAM PACKAGING ACQUISITION CORP.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING COMPANY INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

GRAHAM PACKAGING COMPANY, L.P.
By: GPC OPCO GP L.L.C., its general partner
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

United States

GRAHAM PACKAGING HOLDINGS COMPANY
By: BCP/Graham Holdings L.L.C., its general partner
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

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GRAHAM PACKAGING PET TECHNOLOGIES INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PLASTIC PRODUCTS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PX COMPANY
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

United States

GRAHAM PACKAGING PX HOLDING CORPORATION
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

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GRAHAM PACKAGING PX, LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

PACTIV INTERNATIONAL HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

PACTIV LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

PACTIV MANAGEMENT COMPANY LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

United States

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PACTIV PACKAGING INC.
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Assistant Secretary

PCA WEST INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

RENPAC HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC
By:
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary and Vice President

REYNOLDS CONSUMER PRODUCTS LLC
By:
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

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United States

REYNOLDS GROUP HOLDINGS INC.
By:
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS MANUFACTURING, INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS PRESTO PRODUCTS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS SERVICES INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

SOUTHERN PLASTICS, INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

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United States

TRANS WESTERN POLYMERS, INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

THE BANK OF NEW YORK MELLON, as Trustee, Principal Paying Agent, Transfer Agent, Registrar and Original Collateral Agent

By: /s/ Nancy R. Johnson
Name: Nancy R. Johnson
Title: Vice President

WILMINGTON TRUST (LONDON) LIMITED, as Additional Collateral Agent

By:/s/ Sajada Afzal
Name: Sajada Afzal
Title: Authorised Signatory

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